EXHIBIT 10.2
WAIVER AGREEMENT

THIS WAIVER AGREEMENT (“Agreement”) is made and entered into as of the 13th day of May, 2009, by and among Juhl Wind, Inc. (the “Company”) and those purchasers (the “Purchasers”) of Series A Preferred Shares pursuant to that certain Securities Purchase Agreement dated as of June 24, 2008.

WHEREAS, the Company and the Purchasers entered into that certain Amendment Agreement dated March 27, 2009 (the “Amendment Agreement”), whereby the Company agreed to respond to comments from the Securities and Exchange Commission to its amended registration statement within 10 business days of receipt thereof;

WHEREAS, the Company received comments to its amended registration statement from the Securities and Exchange Commission on April 30, 2009 (the “April 30 SEC Comments”), and under the terms of the Amendment Agreement, the Company is obligated to respond to the April 30 SEC Comments no later than May 14, 2009;

WHEREAS, the parties desire to waive certain terms in the Amendment Agreement in consideration for certain covenants of the Company.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the parties hereby agree as follows:

1.           Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Amendment Agreement.

2.           The Purchasers agree to waive the requirement set forth in Section 2(c)(ii) of the Amendment Agreement which states that the Company must respond to any subsequent SEC Comments within 10 business days solely as it relates to the April 30 SEC Comments.

3.           The Company agrees to respond to the April 30 SEC Comments and file its amended registration statement no later than Wednesday, May 20, 2009.

4.           Except as expressly modified herein, the Amendment Agreement is and remains in full force and effect.

5.           Except as specifically provided in paragraph 2, nothing contained herein shall be construed as waiving any default under the Amendment Agreement or will affect or impair any right, power, or remedy of the parties under or with respect to the Amendment Agreement.

6.           This Waiver Agreement may be executed by transmission of facsimile or digital signatures and in multiple counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Purchasers have agreed to the terms herein and this Waiver Agreement is effective as of May 13, 2009.

THE COMPANY:

JUHL WIND, INC.

/s/John P. Mitola
By:	John P. Mitola
Title:	President

THE PURCHASERS:

VISION OPPORTUNITY MASTER FUND, LTD.

/s/Adam Benowitz
By:	Adam Benowitz
Title:	Portfolio Manager

DAYBREAK SPECIAL SITUATIONS MASTER FUND, LTD.

/s/Larry Butz
By:	Larry Butz
Title:	Managing Partner

IMTIAZ KHAN

/s/Imtiaz Khan

BRUCE MEYERS

/s/ Bruce Meyers